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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                              THE SECURITIES ACT OF 1934

Date of Report               July 24, 1996
              ................................................................

                             UNR Industries, Inc.
 ...............................................................................
                (Exact name of registrant as specified in its charter)


  Delaware                     1-8009                           36-3060977
 ...............................................................................
(State or other              (Commission                   (I.R.S. Employer
 jurisdiction                 File Number)                 Identification No.)
of incorporation)


  332 South Michigan Avenue,  Chicago, Illinois                 60604-4385
 ...............................................................................
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, include area code      312.341.1234
                                                 .............................

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ITEM 5.  OTHER EVENTS.

    The registrant has entered into agreements providing for the sale of substantially all of the assets of its Leavitt and Commercial Products Divisions, copies of which are filed herewith as Exhibits 1 and 2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

    1. Sale and Purchase Agreement Dated May 15, 1996 among Chase Brass Industries, Inc., Leavitt Structural Tubing Co. and UNR Industries, Inc., together with Amendment No. 1 Dated July 1, 1996.

Sale and Purchase Agreement Dated June 18, 1996 between Richards Capital Fund, L.P. and UNR Industries, Inc.


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                                      SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNR INDUSTRIES, INC.

July 24, 1996                   By: /s/ VICTOR E. GRIMM
                                    -------------------------
                                    Victor E. Grimm
                                    Vice President and Secretary